SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 2003

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                                   KROLL INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-21629                13-4131019
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



              900 Third Avenue
                 New York, NY                                        10022
    (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code:  (212) 593-1000

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Item 7      Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            99.1  Press Release dated September 17, 2003

      The information in the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9      Regulation FD Disclosure

      The following information, including the exhibit attached hereto, is being furnished pursuant to Item 9 of this Form 8-K.

      On September 17, 2003, Kroll Inc. ("Kroll") announced its earnings guidance for fiscal 2003 and 2004. A copy of the press release is attached as an exhibit hereto, which is incorporated in this Item 9 by reference.

      In the press release, Kroll included a non-GAAP financial measure to describe earnings per share excluding a restructuring charge. Kroll believes that this financial measure provides useful information to investors because it provides information about the financial performance of Kroll's on-going business. The restructuring charge is principally related to office closure and employee termination costs. Kroll also included in the press release the comparable GAAP earnings per share number, including the restructuring charge.




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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KROLL INC.


                                   By: /s/ Steven L. Ford
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                                   Name:  Steven L. Ford
                                   Title: Executive Vice President and
                                          Chief Financial Officer


Date:  September 17, 2003



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Exhibit Index

      Exhibit Number          Description of Exhibit
      --------------          ----------------------

      99.1                    Press Release dated September 17, 2003





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